Summary of Financing Charges (Income) (Detail) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Jul. 31, 2012	Jul. 31, 2011	Apr. 30, 2012	Apr. 30, 2011	Apr. 30, 2010
Summary of financing charges (income)
Write-off of unamortized transaction costs on the senior facility agreement				$ 47,140
Amortization of deferred financing costs	1,637	1,629	6,851	7,151	4,036
Loss on interest rate swap				8,656	1,182
Net loss (gain) on fair value of derivative financial instruments	4,311	(203)	5,380	(5,567)	12,935
Amortization of guaranteed residual values	522	410	1,852	1,248	542
Interest expense	3,081	420	8,542	6,672	10,616
Interest income	(3,087)	(3,141)	(12,928)	(10,802)	(10,641)
Other	1,690	629	5,365	12,538	2,789
Other financing income (charges)	$ 8,154	$ (256)	$ 15,062	$ 67,036	$ 21,459